UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-5360

Oppenheimer Main Street Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  August 31

Date of reporting period:  2/29/2016

Item 1.  Reports to Stockholders.

Semiannual Report 2/29/2016

OppenheimerFunds®

The Right Way to Invest

Oppenheimer Main Street Fund®

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 2/29/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index
6-Month	-1.58%	-7.23%	-0.92%
1-Year	-4.93	-10.39	-6.19
5-Year	9.90	8.60	10.13
10-Year	5.76	5.14	6.44

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677).

2       OPPENHEIMER MAIN STREET FUND

Fund Performance Discussion

In what was a volatile environment for equities throughout the globe, the Fund’s Class A shares (without sales charge) returned -1.58% during the six-month reporting period versus the S&P 500 Index’s return of -0.92%.

MARKET AND FUND OVERVIEW

2015 saw some volatility return to the markets after several years of relative tranquility. Large-cap stocks (i.e. the S&P 500) barely eked-out a positive total return for 2015, mainly due to the contribution from dividends, as prices were down overall. Meanwhile, both mid- and small-cap stocks, generally declined in 2015. The worst performing sector for the reporting period was the energy sector, thanks to ongoing weakness in commodity prices. Due to the risk-aversion behavior during the period, the best performing sectors for the S&P 500 included telecommunications, utilities and consumer staples.

The markets in 2015 and early 2016 have been driven by several important macroeconomic trends:

●	Uncertainty over when or if the Federal Reserve (the “Fed”) would raise interest rates, an especially important issue for financials.

●	Continued slow but steady recovery in domestic consumer employment and consumption.

●	Plummeting commodity energy prices, which caused outright recessionary conditions in the energy sector.

●	Decelerating emerging markets growth, which contributed to the weakness in export demand for commodities and other industrial products.

●	Competitive currency devaluations, including negative interest rates in a growing number of jurisdictions, thrusting the world economy into uncharted territory.

As investors, it is important to know what is and what is not within one’s circle of competence. We humbly admit that accurately and consistently predicting outcomes of complex factors such as those listed above is largely outside our circle. As such, we strive to keep the portfolio in an all-weather orientation. Whether rates, commodity prices, currencies or even whole economies go up or down, we seek to have a portfolio that can out-perform no matter the environment.

If our strategy includes not making oversized macro factor bets, a reasonable question is, “What types of risks are you willing to take?” First, we believe identifying companies

3 OPPENHEIMER MAIN STREET FUND

with sustainable competitive advantages (or economic moats, if you prefer), is squarely in the middle of our circle of competence. Second, we believe we have the skills to identify company management teams that are likely to successfully execute on their plans. Lastly, we aim to position the Fund more heavily towards companies that we believe have structural competitive advantages and/ or management teams that are executing (e.g. gaining market share, expanding profit margins), with at least reasonable stock valuations.

Allow us to use a metaphor. If managing the portfolio was like betting on horses, we’d readily admit that we cannot predict ahead of time the weather or track conditions. But we do believe we can find the strongest horses (advantaged business models), the best jockeys (executing management teams), and can see when the payoff odds are in our favor (when valuations appear reasonable). To offset our agnostic position on the conditions, we seek to ensure we have some horses in the stable that will win no matter the weather. In short, it boils down to mostly stock selection.

FUND PERFORMANCE REVIEW

Looking at top contributors and detractors, the companies that helped the most during this reporting period included General Electric (GE), Alphabet, and Philip Morris. GE continued to make progress in slimming down its GE Capital subsidiary via asset sales, focusing the company’s attention on its core industrials businesses. We continue to believe this shift in focus—and the accompanying improvement in execution and market valuation—is in the early innings.

Alphabet—the company formerly known as Google—posted quarterly results that showed evidence of improved cost control. Furthermore, the company announced plans to enhance financial disclosures to investors, thereby providing greater transparency into the drivers of value creation. With the recent arrival of a new CFO, investors have gained conviction in greater cost controls and more effective capital allocation—both of which could lead to rising profitability. In addition, the company announced a stock buyback over the fourth quarter of 2015. While small in magnitude, this move reinforced the view that management is committed to driving shareholder value rather than growth at any cost. All of this is against the backdrop of Google maintaining a dominant position in search and the continued migration of advertising dollars from traditional media to online.

For its part, Philip Morris, the world’s second largest tobacco company, reported continued favorable trends in regards to pricing and

4 OPPENHEIMER MAIN STREET FUND

market share, while volumes were less of a drag. Strength was apparent across most, if not all regions. With operations essentially entirely outside the U.S., Phillip Morris is sensitive to changes in the value of the U.S. dollar. The fact that the dollar gave back some of its gains during the period aided performance during the period.

Detractors from performance this reporting period included Citigroup, Apple and Western Digital. Starting with Citigroup, over the first half of the reporting period, the stock, along with other large banking companies, underperformed largely as a result of inaction by the Fed. Net interests margins—a key metric of profitability—were under pressure as interest rates remained low. Investors had expected that with a rise in short-term rates, this measure of profitability would expand, providing a boost to earnings growth over the near- to-mid-term. Though the Fed indeed raised rates in December, weak economic data greatly decreased the likelihood that more rate hikes are coming, pressuring Citigroup and its peers. We maintained our position in Citigroup because the overall company has been strengthened by the sale of non-core operations. In addition, the stock has the potential to benefit if interest rates rise.

With Apple, the market has become fixated on the short-term success of this interim phone product cycle given the very difficult year over year comparable created by the massive success of the iPhone 6. While there is no evidence of Apple losing unit market share, there are concerns of trading down within the

iPhone lineup (buying 6 instead of 6S) as well as a potential lengthening of the upgrade cycle. We remain bullish on Apple’s continued growth and stickiness of its ecosystem and installed base given the secular shift to a mobile-first world. With continued innovation on the application side, we see opportunity for Apple to drive hardware (iPhone) and software (iOS) innovation. We believe drivers like mobile video, virtual reality, personal sensor data, etc. could enable iPhone innovation for years to come, with this more evident in the iPhone 7 launch later this year. Looking at the valuation on the stock, it is hardly heroic (12x forward earnings at this writing), meaning Apple can potentially generate little growth and still be a winning long-term investment.

Western Digital, a manufacturer of computer disk drives and other data storage solutions, continued to be negatively impacted by weak fundamentals, particularly low demand for personal computers. Further, the stock reacted unfavorably when management announced the acquisition of SanDisk at a substantial price premium. Moreover, U.S. regulators caused a deal to be scrapped that called for a Chinese investment in Western Digital at a meaningful premium, an unmitigated negative event for the company. We believe acquiring SanDisk likely makes sense from a long-term perspective, as it allows the company to vertically integrate into NAND flash storage. That said, the deal is not without elevated risks and costs. We continue to monitor the situation closely.

5 OPPENHEIMER MAIN STREET FUND

STRATEGY & OUTLOOK

In late 2015, we witnessed a two-speed domestic economy. On one hand, there were recessionary conditions in industrials, materials and energy. On the other hand, the parts of the economy driven by consumer spending were holding up and still growing. There was a time when we weren’t sure which force was going to win the tug of war, but from where we sit now, it appears the consumer is winning, and the worst may be over for now with industrials and energy.

Regardless of whether this or any other macro call is correct, we believe we have positioned the portfolio to weather multiple environments. As an example, if rates continue to stay steady at low levels for long, we would expect that our non-lender financials like Berkshire Hathaway, Progressive, Marsh & McLennan and even PayPal should do relatively well. Likewise, if rates rise, Citigroup, M&T and Suntrust could lead the way. Another example is oil. If prices fall further, pipeline company Magellan Midstream, propane distributor Amerigas and refiner HollyFrontier could be expected to do relatively well. But if oil does rebound, we believe we would not be left far behind thanks to investments in producers Noble Energy, Suncor, Chevron, and even railroad Canadian Pacific. Meanwhile, all the companies here have one or more characteristics—be it moat, management or valuation—that we believe make them more attractive than peers.

Some other final observations on what we see in the market today. As Corporate America has experienced low revenue growth—with little aid from pricing—earnings growth has partially come from “manufactured” sources. Share repurchases, funded by low cost financings, have become all the rage. A significant step-up in merger & acquisition activities has also contributed to the “manufactured” source of earnings growth. Finally, an increasing number of companies are resorting to reporting “adjusted” earnings which often are a far cry above the more normal usage of Generally Accepted Accounting Principles (“GAAP”) earnings. These trends have led to profit margins which are near peak levels, but are likely unsustainable. We also try to look through the fog of non-GAAP earnings to see the true picture when assessing a company’s valuation.

We believe the risks inherent to this market include the misallocation of capital, fueled by an environment of ongoing relatively low interest rates and possibly leading to “bubble-like” valuations for some companies. We will try our best to not get sucked in and maintain our discipline around valuation. Additionally, while innovation is continuing to help generate economic growth, fundamental disruptions across market segments have been elevated. We continue to be focused on potential disruption risk to our companies.

Traditionally, during periods of economic uncertainty and heightened market volatility, investors favor stocks of higher quality

6 OPPENHEIMER MAIN STREET FUND

companies—with greater consistency and stability of revenue and earnings—leading to relatively better stock performance of those companies. We seek to invest in companies with economic moats and skilled management teams at compelling valuations, and believe this disciplined approach is essential in seeking to generate superior long-term performance. During times of economic volatility such companies frequently widen their lead over weaker competitors.

Manind Govil, CFA Portfolio Manager

Paul Larson Portfolio Manager

Benjamin Ram Portfolio Manager

7 OPPENHEIMER MAIN STREET FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Alphabet, Inc., Cl. C	4.8%
Apple, Inc.	4.8
General Electric Co.	4.0
Mondelez International, Inc., Cl. A	3.4
CME Group, Inc., Cl. A	3.2
Philip Morris International, Inc.	3.1
Comcast Corp., Cl. A	3.0
Berkshire Hathaway, Inc., Cl. B	2.7
Johnson & Johnson	2.6
PepsiCo, Inc.	2.6

Portfolio holdings and allocations are subject to change. Percentages are as of February 29, 2016, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Diversified Financial Services	7.4%
Pharmaceuticals	7.0
Internet Software & Services	6.3
Oil, Gas & Consumable Fuels	6.2
Food Products	5.7
Technology Hardware, Storage & Peripherals	5.4
Health Care Providers & Services	5.0
IT Services	4.8
Industrial Conglomerates	4.0
Commercial Banks	3.5

Portfolio holdings and allocations are subject to change. Percentages are as of February 29, 2016, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of February 29, 2016, and are based on the total market value of common stocks.

8 OPPENHEIMER MAIN STREET FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 2/29/16

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (MSIGX)	2/3/88	-1.58%	-4.93%	9.90%	5.76%
Class B (OMSBX)	10/3/94	-1.93	-5.65	8.98	5.25
Class C (MIGCX)	12/1/93	-1.94	-5.65	9.08	4.98
Class I (OMSIX)	12/29/11	-1.35	-4.52	13.28*	N/A
Class R (OMGNX)	3/1/01	-1.68	-5.15	9.62	5.49
Class Y (MIGYX)	11/1/96	-1.45	-4.69	10.25	6.17
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 2/29/16
	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (MSIGX)	2/3/88	-7.23%	-10.39%	8.60%	5.14%
Class B (OMSBX)	10/3/94	-6.26	-9.81	8.69	5.25
Class C (MIGCX)	12/1/93	-2.80	-6.48	9.08	4.98
Class I (OMSIX)	12/29/11	-1.35	-4.52	13.28*	N/A
Class R (OMGNX)	3/1/01	-1.68	-5.15	9.62	5.49
Class Y (MIGYX)	11/1/96	-1.45	-4.69	10.25	6.17

*Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index. The S&P 500 Index is an index of large-capitalization equity securities that is a measure of the general domestic stock market. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction

9 OPPENHEIMER MAIN STREET FUND

costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800. CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10 OPPENHEIMER MAIN STREET FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended February 29, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended February 29, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

11 OPPENHEIMER MAIN STREET FUND

Actual	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During 6 Months Ended February 29, 2016
Class A	$ 1,000.00	$ 984.20	$ 4.60
Class B	1,000.00	980.70	8.36
Class C	1,000.00	980.60	8.36
Class I	1,000.00	986.50	2.47
Class R	1,000.00	983.20	5.89
Class Y	1,000.00	985.50	3.41

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.24	4.68
Class B	1,000.00	1,016.46	8.51
Class C	1,000.00	1,016.46	8.51
Class I	1,000.00	1,022.38	2.52
Class R	1,000.00	1,018.95	5.99
Class Y	1,000.00	1,021.43	3.47

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended February 29, 2016 are as follows:

Class	Expense Ratios
Class A	0.93%
Class B	1.69
Class C	1.69
Class I	0.50
Class R	1.19
Class Y	0.69

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

12 OPPENHEIMER MAIN STREET FUND

STATEMENT OF INVESTMENTS February 29, 2016 Unaudited

	Shares	Value
Common Stocks—97.0%
Consumer Discretionary—9.6%
Auto Components—0.8%
Delphi Automotive plc	502,520	$33,508,033
Lear Corp.	207,840	21,064,584
		54,572,617

Hotels, Restaurants & Leisure—1.7%
McDonald’s Corp.	964,320	113,008,661

Internet & Catalog Retail—0.7%
Amazon.com, Inc.[1]	83,800	46,301,176

Media—3.0%
Comcast Corp., Cl. A	3,456,320	199,533,354

Specialty Retail—3.4%
AutoZone, Inc.[1]	101,957	78,972,833
CarMax, Inc.[1]	437,150	20,222,559
Home Depot, Inc. (The)	998,900	123,983,468
		223,178,860

Consumer Staples—11.9%
Beverages—2.6%
PepsiCo, Inc.	1,769,030	173,046,515

Food Products—5.7%
Kraft Heinz Co. (The)	2,010,560	154,853,331
Mondelez
International, Inc., Cl. A	5,521,160	223,772,615
		378,625,946

Household Products—0.4%
Henkel AG & Co. KGaA	303,688	26,921,572

Tobacco—3.2%
Philip Morris International, Inc.	2,287,478	208,229,122

Energy—6.2%
Oil, Gas & Consumable Fuels—6.2%
Chevron Corp.	1,751,974	146,184,710
HollyFrontier Corp.	1,052,150	35,583,713
Magellan Midstream Partners LP2	1,025,150	69,279,637
Noble Energy, Inc.	2,141,278	63,167,701
Suncor Energy, Inc.	3,846,520	94,162,810
		408,378,571

	Shares	Value
Financials—17.4%
Capital Markets—1.7%
Bank of New York
Mellon Corp. (The)	3,086,260	$109,222,741

Commercial Banks—3.5%
Citigroup, Inc.	3,861,000	149,999,850
M&T Bank Corp.	517,390	53,058,345
SunTrust Banks, Inc.	963,480	31,968,266
		235,026,461

Consumer Finance—1.1%
Discover Financial Services	1,506,545	69,933,819

Diversified Financial Services—7.4%
Berkshire Hathaway, Inc., Cl. B1	1,335,790	179,222,944
CME Group, Inc., Cl. A	2,315,410	211,721,091
McGraw Hill Financial, Inc.	1,151,108	103,300,432
		494,244,467

Insurance—2.1%
Marsh & McLennan Cos., Inc.	1,659,260	94,660,783
Progressive Corp. (The)	1,335,060	42,615,115
		137,275,898

Real Estate Investment Trusts (REITs)—1.6%
Simon Property Group, Inc.	565,640	107,318,877

Health Care—14.8%
Biotechnology—1.5%
Gilead Sciences, Inc.	1,113,480	97,151,130

Health Care Equipment & Supplies—1.3%
Boston Scientific Corp.[1]	4,962,570	84,264,439

Health Care Providers & Services—5.0%
Express Scripts Holding Co.[1]	2,009,242	141,410,452
McKesson Corp.	357,360	55,612,363
UnitedHealth Group, Inc.	1,160,790	138,250,089
		335,272,904

Pharmaceuticals—7.0%
Bristol-Myers Squibb Co.	1,951,430	120,852,060
Johnson & Johnson	1,656,940	174,326,657
Merck & Co., Inc.	1,958,790	98,350,846

13 OPPENHEIMER MAIN STREET FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Pharmaceuticals (Continued)
Mylan NV1	1,650,670	$74,395,697
		467,925,260

Industrials—13.0%
Aerospace & Defense—2.1%
Lockheed Martin Corp.	343,710	74,169,181
United Technologies Corp.	655,610	63,345,038
		137,514,219

Commercial Services & Supplies—2.6%
Republic Services, Inc., Cl. A	584,910	26,730,387
Tyco International plc	2,407,528	84,696,835
Waste Connections, Inc.	962,277	59,343,623
		170,770,845

Industrial Conglomerates—4.0%
General Electric Co.	9,149,120	266,605,357

Machinery—1.1%
Deere & Co.	920,320	73,791,257

Professional Services—1.4%
Nielsen Holdings plc	1,924,255	96,866,997

Road & Rail—1.8%
Canadian National Railway Co.	1,066,750	61,764,825
Canadian Pacific Railway Ltd.	487,660	59,099,515
		120,864,340

Information Technology—17.1%
Internet Software & Services—6.3%
Alphabet, Inc., Cl. C1	452,916	316,031,197
Facebook, Inc., Cl. A1	958,920	102,527,727
		418,558,924

IT Services—4.8%
Amdocs Ltd.	2,254,810	127,983,016
PayPal Holdings, Inc.[1]	3,364,370	128,317,072
Xerox Corp.	6,879,020	66,107,382
		322,407,470

Semiconductors & Semiconductor Equipment—0.6%
Applied Materials, Inc.	2,067,320	39,010,328

	Shares	Value
Technology Hardware, Storage &
Peripherals—5.4%
Apple, Inc.	3,263,665	$315,563,769
Western Digital Corp.	933,000	40,613,490
		356,177,259

Materials—1.7%
Chemicals—0.7%
PPG Industries, Inc.	468,810	45,254,229

Construction Materials—1.0%
Vulcan Materials Co.	687,283	67,717,994

Telecommunication Services—2.2%
Diversified Telecommunication Services—2.2%
Verizon Communications, Inc.	2,937,190	149,003,649

Utilities—3.1%
Electric Utilities—0.2%
ITC Holdings Corp.	280,110	11,380,870

Gas Utilities—0.6%
AmeriGas Partners LP2	979,905	39,950,727

Multi-Utilities—2.3%
PG&E Corp.	2,716,070	154,082,651
Total Common Stocks
(Cost $5,291,377,766)		6,439,389,506

Investment Company—1.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.42%[3,4] (Cost $127,247,260)	127,247,260	127,247,260

Total Investments, at Value (Cost $5,418,625,026)	98.9%	6,566,636,766
Net Other Assets (Liabilities)	1.1	72,175,805

Net Assets	100.0%	$6,638,812,571

14 OPPENHEIMER MAIN STREET FUND

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares August 31, 2015	Gross Additions	Gross Reductions	Shares February 29, 2016
Oppenheimer Institutional Money Market Fund, Cl. E	163,401,761	671,839,712	707,994,213	127,247,260

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$127,247,260	$205,847

See accompanying Notes to Financial Statements.

15 OPPENHEIMER MAIN STREET FUND

STATEMENT OF ASSETS AND LIABILITIES February 29, 2016 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $5,291,377,766)	$6,439,389,506
Affiliated companies (cost $127,247,260)	127,247,260

6,566,636,766

Cash	2,999,202

Receivables and other assets:
Investments sold	52,438,100
Shares of beneficial interest sold	12,970,461
Dividends	8,958,498
Other	502,530

Total assets	6,644,505,557

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	4,219,236
Distribution and service plan fees	1,120,534
Trustees’ compensation	300,512
Shareholder communications	6,036
Other	46,668

Total liabilities	5,692,986

Net Assets	$6,638,812,571

Composition of Net Assets
Par value of shares of beneficial interest	$162,087

Additional paid-in capital	5,537,050,213

Accumulated net investment income	9,087,611

Accumulated net realized loss on investments and foreign currency transactions	(55,502,685)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,148,015,345

Net Assets	$6,638,812,571

16 OPPENHEIMER MAIN STREET FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $4,927,394,465 and 119,523,155 shares of beneficial interest outstanding)	$41.23
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$43.75

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $87,299,538 and 2,208,830 shares of beneficial interest outstanding)	$39.52

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $622,704,345 and 15,842,638 shares of beneficial interest outstanding)	$39.31

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $269,310,433 and 6,593,433 shares of beneficial interest outstanding)	$40.85

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $110,785,072 and 2,728,231 shares of beneficial interest outstanding)	$40.61

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $621,318,718 and 15,191,020 shares of beneficial interest outstanding)	$40.90

See accompanying Notes to Financial Statements.

17 OPPENHEIMER MAIN STREET FUND

STATEMENT OF

OPERATIONS For the Six Months Ended February 29, 2016 Unaudited

Investment Income
Interest	$3,895

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $327,037)	74,315,353
Affiliated companies	205,847

Total investment income	74,525,095

Expenses
Management fees	15,795,296

Distribution and service plan fees:
Class A	6,065,754
Class B	498,059
Class C	3,154,777
Class R	280,697

Transfer and shareholder servicing agent fees:
Class A	5,594,226
Class B	110,397
Class C	699,405
Class I	41,892
Class R	125,171
Class Y	697,325

Shareholder communications:
Class A	27,445
Class B	1,852
Class C	3,344
Class I	80
Class R	351
Class Y	2,522

Trustees’ compensation	107,848

Borrowing fees	59,949

Custodian fees and expenses	20,469

Other	200,833

Total expenses	33,487,692
Less waivers and reimbursements of expenses	(78,943)

Net expenses	33,408,749

Net Investment Income	41,116,346

18 OPPENHEIMER MAIN STREET FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$87,451,568
Foreign currency transactions	(82,127)

Net realized gain	87,369,441

Net change in unrealized appreciation/depreciation on:
Investments	(249,192,007)
Translation of assets and liabilities denominated in foreign currencies	16,888,371

Net change in unrealized appreciation/depreciation	(232,303,636)

Net Decrease in Net Assets Resulting from Operations	$(103,817,849)

See accompanying Notes to Financial Statements.

19 OPPENHEIMER MAIN STREET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015

Operations
Net investment income	$41,116,346	$47,760,169

Net realized gain	87,369,441	827,867,777

Net change in unrealized appreciation/depreciation	(232,303,636)	(797,936,847)

Net increase (decrease) in net assets resulting from operations	(103,817,849)	77,691,099

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(46,527,813)	(35,700,794)
Class B	—	—
Class C	(1,196,061)	—
Class I	(3,866,797)	(3,198,300)
Class R	(763,514)	(506,000)
Class Y	(7,367,984)	(6,431,979)

	(59,722,169)	(45,837,073)

Distributions from net realized gain:
Class A	(594,356,476)	(544,781,064)
Class B	(11,993,321)	(17,113,014)
Class C	(77,545,551)	(70,627,684)
Class I	(32,969,146)	(29,773,516)
Class R	(13,438,006)	(12,191,316)
Class Y	(74,099,373)	(71,039,880)

	(804,401,873)	(745,526,474)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	481,235,820	255,115,542
Class B	(12,834,800)	(56,635,480)
Class C	71,780,259	32,959,484
Class I	31,699,155	11,250,779
Class R	11,896,185	8,191,907
Class Y	47,275,547	66,645,854

	631,052,166	317,528,086

Net Assets
Total decrease	(336,889,725)	(396,144,362)

Beginning of period	6,975,702,296	7,371,846,658

End of period (including accumulated net investment income of $9,087,611 and $27,693,434, respectively)	$6,638,812,571	$6,975,702,296

See accompanying Notes to Financial Statements.

20 OPPENHEIMER MAIN STREET FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$47.64	$52.73	$42.39	$36.69	$30.93	$27.17

Income (loss) from investment operations:
Net investment income[2]	0.28	0.35	0.29	0.37	0.25	0.20
Net realized and unrealized gain (loss)	(0.71)	0.26	10.36	5.73	5.67	3.73

Total from investment operations	(0.43)	0.61	10.65	6.10	5.92	3.93

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.43)	(0.35)	(0.31)	(0.40)	(0.16)	(0.17)
Distributions from net realized gain	(5.55)	(5.35)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(5.98)	(5.70)	(0.31)	(0.40)	(0.16)	(0.17)

Net asset value, end of period	$41.23	$47.64	$52.73	$42.39	$36.69	$30.93

Total Return, at Net Asset Value[3]	(1.58)%	0.99%	25.20%	16.78%	19.21%	14.46%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,927,395	$5,163,000	$5,429,874	$4,588,619	$4,318,726	$4,005,609

Average net assets (in thousands)	$5,115,638	$5,404,461	$5,096,996	$4,494,340	$4,164,196	$4,453,926

Ratios to average net assets:[4]
Net investment income	1.25%	0.70%	0.60%	0.95%	0.74%	0.62%
Expenses excluding interest and fees from borrowings	0.93%	0.93%	0.92%	0.93%	0.97%	0.99%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	0.93%	0.93%	0.92%	0.93%	0.97%	0.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.93%	0.93%	0.92%	0.93%	0.97%	0.99%

Portfolio turnover rate	22%	43%	52%	46%	37%	35%

21 OPPENHEIMER MAIN STREET FUND

FINANCIAL HIGHLIGHTS Continued

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 29, 2016	0.93%
Year Ended August 31, 2015	0.93%
Year Ended August 29, 2014	0.92%
Year Ended August 30, 2013	0.93%
Year Ended August 31, 2012	0.97%
Year Ended August 31, 2011	0.99%

See accompanying Notes to Financial Statements.

22 OPPENHEIMER MAIN STREET FUND

Class B	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$45.65	$50.78	$40.88	$35.33	$29.90	$26.37

Income (loss) from investment operations:
Net investment income (loss)[2]	0.11	(0.02)	(0.10)	0.01	(0.05)	(0.09)
Net realized and unrealized gain (loss)	(0.69)	0.24	10.00	5.54	5.48	3.62

Total from investment operations	(0.58)	0.22	9.90	5.55	5.43	3.53

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	(5.55)	(5.35)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(5.55)	(5.35)	0.00	0.00	0.00	0.00

Net asset value, end of period	$39.52	$45.65	$50.78	$40.88	$35.33	$29.90

Total Return, at Net Asset Value[3]	(1.93)%	0.21%	24.22%	15.71%	18.16%	13.39%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$87,300	$113,578	$185,705	$205,386	$245,172	$267,723

Average net assets (in thousands)	$100,795	$148,294	$199,044	$224,582	$257,205	$332,239

Ratios to average net assets:[4]
Net investment income (loss)	0.49%	(0.05)%	(0.22)%	0.02%	(0.15)%	(0.28)%
Expenses excluding interest and fees from borrowings	1.69%	1.68%	1.74%	1.92%	1.97%	2.00%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.69%	1.68%	1.74%	1.92%	1.97%	2.00%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.69%	1.68%	1.73%	1.86%	1.85%	1.89%

Portfolio turnover rate	22%	43%	52%	46%	37%	35%

23 OPPENHEIMER MAIN STREET FUND

FINANCIAL HIGHLIGHTS Continued

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 29, 2016	1.69%
Year Ended August 31, 2015	1.68%
Year Ended August 29, 2014	1.74%
Year Ended August 30, 2013	1.92%
Year Ended August 31, 2012	1.97%
Year Ended August 31, 2011	2.00%

See accompanying Notes to Financial Statements.

24 OPPENHEIMER MAIN STREET FUND

Class C	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$45.51	$50.63	$40.74	$35.22	$29.77	$26.20

Income (loss) from investment operations:
Net investment income (loss)[2]	0.10	(0.02)	(0.07)	0.07	0.00[3]	(0.04)
Net realized and unrealized gain (loss)	(0.66)	0.25	9.96	5.53	5.45	3.61

Total from investment operations	(0.56)	0.23	9.89	5.60	5.45	3.57

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	0.00	0.00	(0.08)	0.00	0.00
Distributions from net realized gain	(5.55)	(5.35)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(5.64)	(5.35)	0.00	(0.08)	0.00	0.00

Net asset value, end of period	$39.31	$45.51	$50.63	$40.74	$35.22	$29.77

Total Return, at Net Asset Value[4]	(1.94)%	0.23%	24.28%	15.92%	18.31%	13.63%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$622,704	$641,863	$677,274	$582,360	$550,341	$520,988

Average net assets (in thousands)	$639,599	$670,954	$641,903	$568,419	$535,180	$577,960

Ratios to average net assets:[5]
Net investment income (loss)	0.49%	(0.05)%	(0.15)%	0.20%	0.00%[6]	(0.12)%
Expenses excluding interest and fees from borrowings	1.69%	1.68%	1.67%	1.68%	1.71%	1.73%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.69%	1.68%	1.67%	1.68%	1.71%	1.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.69%	1.68%	1.67%	1.68%	1.71%	1.73%

Portfolio turnover rate	22%	43%	52%	46%	37%	35%

25 OPPENHEIMER MAIN STREET FUND

FINANCIAL HIGHLIGHTS Continued

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 29, 2016	1.69%
Year Ended August 31, 2015	1.68%
Year Ended August 29, 2014	1.67%
Year Ended August 30, 2013	1.68%
Year Ended August 31, 2012	1.71%
Year Ended August 31, 2011	1.73%

See accompanying Notes to Financial Statements.

26 OPPENHEIMER MAIN STREET FUND

Class I	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Period Ended August 31, 2012[2]

Per Share Operating Data
Net asset value, beginning of period	$47.36	$52.47	$42.33	$36.82	$32.31

Income (loss) from investment operations:
Net investment income[3]	0.37	0.56	0.51	0.50	0.29
Net realized and unrealized gain (loss)	(0.68)	0.25	10.30	5.75	4.22

Total from investment operations	(0.31)	0.81	10.81	6.25	4.51

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.65)	(0.57)	(0.67)	(0.74)	0.00
Distributions from net realized gain	(5.55)	(5.35)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(6.20)	(5.92)	(0.67)	(0.74)	0.00

Net asset value, end of period	$40.85	$47.36	$52.47	$42.33	$36.82

Total Return, at Net Asset Value[4]	(1.35)%	1.41%	25.73%	17.28%	13.96%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$269,310	$277,749	$295,519	$25,203	$11

Average net assets (in thousands)	$281,002	$288,411	$203,534	$15,305	$11

Ratios to average net assets:[5]
Net investment income	1.68%	1.13%	1.05%	1.26%	1.22%
Expenses excluding interest and fees from borrowings	0.50%	0.50%	0.50%	0.51%	0.50%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	0.50%	0.50%	0.50%	0.51%	0.50%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.50%	0.50%	0.50%	0.51%	0.50%

Portfolio turnover rate	22%	43%	52%	46%	37%

27 OPPENHEIMER MAIN STREET FUND

FINANCIAL HIGHLIGHTS Continued

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. For the period from December 29, 2011 (inception of offering) to August 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 29, 2016	0.50%
Year Ended August 31, 2015	0.50%
Year Ended August 29, 2014	0.50%
Year Ended August 30, 2013	0.51%
Period Ended August 31, 2012	0.50%

See accompanying Notes to Financial Statements.

28 OPPENHEIMER MAIN STREET FUND

Class R	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$46.95	$52.05	$41.85	$36.17	$30.49	$26.77

Income (loss) from investment operations:
Net investment income[2]	0.22	0.22	0.16	0.26	0.16	0.12
Net realized and unrealized gain (loss)	(0.69)	0.26	10.23	5.66	5.59	3.68

Total from investment operations	(0.47)	0.48	10.39	5.92	5.75	3.80

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.32)	(0.23)	(0.19)	(0.24)	(0.07)	(0.08)
Distributions from net realized gain	(5.55)	(5.35)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(5.87)	(5.58)	(0.19)	(0.24)	(0.07)	(0.08)

Net asset value, end of period	$40.61	$46.95	$52.05	$41.85	$36.17	$30.49

Total Return, at Net Asset Value[3]	(1.68)%	0.73%	24.88%	16.47%	18.91%	14.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$110,785	$115,038	$118,479	$105,630	$101,596	$98,147

Average net assets (in thousands)	$114,469	$118,942	$114,029	$104,731	$99,620	$111,540

Ratios to average net assets:[4]
Net investment income	0.99%	0.45%	0.34%	0.68%	0.48%	0.37%
Expenses excluding interest and fees from borrowings	1.19%	1.18%	1.17%	1.20%	1.22%	1.23%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.19%	1.18%	1.17%	1.20%	1.22%	1.23%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.19%	1.18%	1.17%	1.20%	1.22%	1.23%

Portfolio turnover rate	22%	43%	52%	46%	37%	35%

29 OPPENHEIMER MAIN STREET FUND

FINANCIAL HIGHLIGHTS Continued

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 29, 2016	1.19%
Year Ended August 31, 2015	1.18%
Year Ended August 29, 2014	1.17%
Year Ended August 30, 2013	1.20%
Year Ended August 31, 2012	1.22%
Year Ended August 31, 2011	1.23%

See accompanying Notes to Financial Statements.

30 OPPENHEIMER MAIN STREET FUND

Class Y	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$47.37	$52.48	$42.30	$36.81	$31.04	$27.27

Income (loss) from investment operations:
Net investment income[2]	0.33	0.46	0.40	0.49	0.40	0.33
Net realized and unrealized gain (loss)	(0.70)	0.26	10.32	5.72	5.67	3.75

Total from investment operations	(0.37)	0.72	10.72	6.21	6.07	4.08

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.55)	(0.48)	(0.54)	(0.72)	(0.30)	(0.31)
Distributions from net realized gain	(5.55)	(5.35)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(6.10)	(5.83)	(0.54)	(0.72)	(0.30)	(0.31)

Net asset value, end of period	$40.90	$47.37	$52.48	$42.30	$36.81	$31.04

Total Return, at Net Asset Value[3]	(1.45)%	1.23%	25.52%	17.18%	19.70%	14.94%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$621,319	$664,474	$664,996	$723,798	$242,186	$117,659

Average net assets (in thousands)	$637,538	$693,669	$655,922	$469,824	$192,143	$117,050

Ratios to average net assets:[4]
Net investment income	1.49%	0.94%	0.84%	1.21%	1.16%	1.03%
Expenses excluding interest and fees from borrowings	0.69%	0.69%	0.67%	0.61%	0.54%	0.57%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	0.69%	0.69%	0.67%	0.61%	0.54%	0.57%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.69%	0.69%	0.67%	0.61%	0.54%	0.57%

Portfolio turnover rate	22%	43%	52%	46%	37%	35%

31 OPPENHEIMER MAIN STREET FUND

FINANCIAL HIGHLIGHTS Continued

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 29, 2016	0.69%
Year Ended August 31, 2015	0.69%
Year Ended August 29, 2014	0.67%
Year Ended August 30, 2013	0.61%
Year Ended August 31, 2012	0.54%
Year Ended August 31, 2011	0.57%

See accompanying Notes to Financial Statements.

32 OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS February 29, 2016 Unaudited

1. Organization

Oppenheimer Main Street Fund (the “Fund”) is a separate series of Oppenheimer Main Street Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

33 OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master

34 OPPENHEIMER MAIN STREET FUND

2. Significant Accounting Policies (Continued)

Limited Partnerships (MLPs) and Real Estate Investment Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, based on the negative rolling average balance at an average Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended August 31, 2015, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended August 31, 2015, the Fund utilized $685,289 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended August 31, 2015 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

35 OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Expiring
2016	$405,777
2017	157,584

Total	$563,361

Of these losses, $563,361 are subject to loss limitation rules resulting from merger activity. The utilization of these losses is limited to $405,777 at August 31, 2016 fiscal year end and $157,584 at August 31, 2017 fiscal year end.

At period end, it is estimated that the Fund will not have any capital loss carryforwards. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $563,361 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$5,423,772,190

Gross unrealized appreciation	$1,334,435,188
Gross unrealized depreciation	(191,567,007)

Net unrealized appreciation	$1,142,868,181

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

36 OPPENHEIMER MAIN STREET FUND

3. Securities Valuation (Continued)

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or

37 OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker

38 OPPENHEIMER MAIN STREET FUND

3. Securities Valuation (Continued)

source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$636,594,668	$—	$—	$636,594,668
Consumer Staples	759,901,583	26,921,572	—	786,823,155
Energy	408,378,571	—	—	408,378,571
Financials	1,153,022,263	—	—	1,153,022,263
Health Care	984,613,733	—	—	984,613,733
Industrials	866,413,015	—	—	866,413,015
Information Technology	1,136,153,981	—	—	1,136,153,981
Materials	112,972,223	—	—	112,972,223
Telecommunication Services	149,003,649	—	—	149,003,649
Utilities	205,414,248	—	—	205,414,248
Investment Company	127,247,260	—	—	127,247,260

Total Assets	$6,539,715,194	$26,921,572	$—	$6,566,636,766

Forward currency exchange contracts and futures contracts, if any, are reported at their

39 OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets

40 OPPENHEIMER MAIN STREET FUND

4. Investments and Risks (Continued)

may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

41 OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended February 29, 2016		Year Ended August 31, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	3,958,684	$176,235,900	6,724,541	$333,444,173
Dividends and/or distributions reinvested	14,239,847	619,860,526	11,578,907	560,766,530
Redeemed	(7,058,611)	(314,860,606)	(12,890,380)	(639,095,161)

Net increase	11,139,920	$481,235,820	5,413,068	$255,115,542

Class B
Sold	47,956	$2,060,244	65,259	$3,105,495
Dividends and/or distributions reinvested	283,932	11,871,183	363,094	16,949,219
Redeemed	(611,055)	(26,766,227)	(1,597,639)	(76,690,194)

Net decrease	(279,167)	$(12,834,800)	(1,169,286)	$(56,635,480)

Class C
Sold	1,006,337	$42,379,008	1,281,101	$60,692,660
Dividends and/or distributions reinvested	1,768,883	73,550,164	1,410,952	65,651,599
Redeemed	(1,036,230)	(44,148,913)	(1,964,329)	(93,384,775)

Net increase	1,738,990	$71,780,259	727,724	$32,959,484

Class I
Sold	509,315	$22,634,317	1,115,702	$55,144,474
Dividends and/or distributions reinvested	854,861	36,835,943	686,875	32,969,982
Redeemed	(634,999)	(27,771,105)	(1,570,185)	(76,863,677)

Net increase	729,177	$31,699,155	232,392	$11,250,779

Class R
Sold	308,273	$13,552,225	434,094	$21,104,666
Dividends and/or distributions reinvested	322,920	13,856,516	259,961	12,431,322
Redeemed	(353,112)	(15,512,556)	(520,132)	(25,344,081)

Net increase	278,081	$11,896,185	173,923	$8,191,907

Class Y
Sold	1,194,323	$52,731,128	3,073,725	$153,287,175
Dividends and/or distributions reinvested	1,852,724	79,963,589	1,586,409	76,258,670
Redeemed	(1,884,293)	(85,419,170)	(3,303,235)	(162,899,991)

Net increase	1,162,754	$47,275,547	1,356,899	$66,645,854

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

42 OPPENHEIMER MAIN STREET FUND

7. Purchases and Sales of Securities (Continued)

	Purchases	Sales
Investment securities	$1,479,658,755	$1,716,458,351

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.65%
Next $150 million	0.60
Next $150 million	0.55
Next $9.5 billion	0.45
Over $10 billion	0.43

The Fund’s effective management fee for the reporting period was 0.46% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment,

43 OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

44 OPPENHEIMER MAIN STREET FUND

8. Fees and Other Transactions with Affiliates (Continued)

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
February 29, 2016	$476,489	$—	$33,447	$10,859	$5

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $78,943 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

45 OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

10. Pending Litigation (Continued)

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

46 OPPENHEIMER MAIN STREET FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800. CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

47 OPPENHEIMER MAIN STREET FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Main Street Fund	12/3/15	6.9%	93.1%	0.0%

48 OPPENHEIMER MAIN STREET FUND

OPPENHEIMER MAIN STREET FUND®

Trustees and Officers

Sam Freedman, Chairman of the Board of Trustees and Trustee

Jon S. Fossel, Trustee

Richard F. Grabish, Trustee

Beverly L. Hamilton, Trustee

Victoria J. Herget, Trustee

Robert J. Malone, Trustee

F. William Marshall, Jr., Trustee

Karen L. Stuckey, Trustee

James D. Vaughn, Trustee

Arthur P. Steinmetz, Trustee, President and Principal Executive Officer

Manind Govil, Vice President

Benjamin Ram, Vice President

Paul Larson, Vice President

Cynthia Lo Bessette, Secretary and Chief Legal Officer

Jennifer Sexton, Vice President and Chief Business Officer

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money

Laundering Officer

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All rights reserved.

49 OPPENHEIMER MAIN STREET FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

50 OPPENHEIMER MAIN STREET FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800. CALL OPP (225.5677).

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55 OPPENHEIMER MAIN STREET FUND

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0700.001.0216 April 25, 2016

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company

and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/29/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)        (1) Not applicable to semiannual reports.

            (2) Exhibits attached hereto.

            (3) Not applicable.

(b)        Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Main Street Funds

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/15/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/15/2016
By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	4/15/2016